UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________
FORM 8-K
____________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2022
 ____________________________________

WASHINGTON FEDERAL INC
(Exact name of registrant as specified in its charter)
 ____________________________________

Washington	001-34654		91-1661606
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

425 Pike Street	Seattle	Washington	98101
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code (206) 624-7930
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	WAFD	NASDAQ Stock Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 4.875% Fixed Rate Series A Non-Cumulative Perpetual Preferred Stock	WAFDP	NASDAQ Stock Market

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 25, 2022, Washington Federal, Inc. (the “Company”), parent company of Washington Federal Bank, National Association (“WaFd Bank”), announced by press release the completion of its board succession plan.

As previously disclosed, both Chairman Thomas Kelley and Director Barbara Smith were not nominated for re-election to the board and retired following the January 25, 2022 annual shareholder meeting, consistent with the Company’s director retirement policy.

Concurrent to Chairman Kelley’s retirement, Director Stephen Graham was appointed as successor to the role of Chairman of the Board and Director Brent Beardall was appointed Vice-Chairman of the Board.

Additionally, Directors Sylvia Hampel, Sean Singleton and Shawn Bice who were appointed to the Board effective July 1, 2021, were appointed to the following committees of the Board: Director Hampel will serve on the Audit Committee and the Compensation Committee; Director Singleton will serve on the Risk Committee, the Technology Committee and the Audit Committee; and Director Bice will serve on the Technology Committee and the Nominating and Governance Committee.

On January 25, 2022 Executive Vice President and Chief Financial Officer, Vincent Beatty informed the Board of his intent to retire effective in early 2023.

No changes to material compensatory plans, other contracts or agreements were made as a result of these appointments and changes.

Item 7.01	Regulation FD Disclosures

On January 25, 2022 the Company issued a press release announcing the appointments of Directors Graham and Beardall to Chairman and Vice-Chairman of the Board, respectively, which is furnished as Exhibit 99.1 to this current report on Form 8-K.

The information contained in this Item 7.01 and in Exhibit 99.1 is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(a) Not applicable
(b) Not applicable
(c) Not applicable

(d) The following exhibits are being furnished herewith:

99.1 Press Release dated January 25, 2022

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

January 25, 2022	WASHINGTON FEDERAL, INC.

	By:	/s/ VINCENT L. BEATTY
Vincent L. Beatty
Executive Vice President and Chief Financial Officer

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